Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K (the “Report”) of TGI Solar Power Group, Inc. (the “Company”) for the fiscal year ended July 31, 2017, the undersigned Henry Val, the President, Chief Executive Officer, Chief Financial Officer and Chairman of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 31, 2018

/s/ Henry Val
	Name:	Henry Val
	Title:	Chairman, Chief Executive Officer, Chief Financial Officer and President
(Principal Executive, Financial and Accounting Officer)